Dated: October 11, 2005

Rate Cap Transaction

Re:   BNY Reference No. 36619

Ladies and Gentlemen:

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the rate cap Transaction entered into on the Trade Date specified below (the "Transaction") between The Bank of New York ("BNY"), a trust company duly organized and existing under the laws of the State of New York, and HSI Asset Securitization Corporation Trust 2005-NC2 (the "Trust" or "Counterparty"), as represented by Wells Fargo Bank, N.A. not in its individual capacity, but solely as Securities Administrator (as defined below) of the Trust, pursuant to the Pooling and Servicing Agreement dated as of September 1, 2005 (the "Pooling Agreement") among HSI Asset Securitization Corporation, as depositor (the "Depositor"), JPMorgan Chase Bank National Association, as Servicer, NC Capital Corporation, as Mortgage Loan Seller, Wells Fargo Bank, N.A., as Master Servicer, (in such capacity, the "Master Servicer"), and as Securities Administrator (in such capacity, the "Securities Administrator"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement, as modified by the Schedule terms in Section 4 of this Confirmation (the "Master Agreement"), shall be deemed to have been executed by you and us on the date we entered into the Transaction. Each party hereto agrees that the Master Agreement deemed to have been executed by the parties hereto shall be the same Master Agreement referred to in the agreement setting forth the terms of transaction reference numbers 36620, 36621 and 36622. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Cap

Notional Amount:

the amount set forth on Schedule I attached hereto

Trade Date:

September 30, 2005

Effective Date:

October 25, 2005

Termination Date:

December 25, 2007

Fixed Amounts:

Fixed Amount Payer:

Counterparty

Fixed Amount:

USD 3,973,000.00, for avoidance of doubt, the Fixed

Amount shall cover BNY Ref No. 36620, 36621 and

36622.

Fixed Amount Payment

Date:

October 11, 2005

Floating Amounts:

Floating Rate Payer :

BNY

Cap Rate:

4.10%

Floating Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of

this Transaction, commencing November 25, 2005 and

ending on the Termination Date, subject to adjustment in

accordance with the Following Business Day Convention.

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate

Payer Payment Date shall be two (2) Business Day

preceding each Floating Rate Payer

Period End Date.

Designated Maturity:

One month

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period

Compounding:

Inapplicable

Business Days:

New York

Business Day

Convention:

Following

Calculation Agent:

BNY

3.

Additional Provisions:

(a)

Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein.

(b)

Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. ("S&P") and Fitch, Inc. ("Fitch"), has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of any of the Class l-A, Class II-A1, Class II-A2, Class II-A3, Class II-A4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 or Class M-11 Certificates (collectively the "LIBOR Certificates" ).

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)

The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)

Termination Provisions.    Subject to the provisions of paragraph 12 below, for purposes of the Master Agreement:

(a)

"Specified Entity" is not applicable to BNY or Counterparty for any purpose.

(b)

"Breach of Agreement" provision of Section 5(a)(ii) will not apply to BNY or Counterparty.

(c)

"Credit Support Default" provisions of Section 5(a)(iii) will not apply to BNY or Counterparty.

(d)

"Misrepresentation" provisions of Section 5(a)(iv) will not apply to BNY or Counterparty.

(e)

"Default under Specified Transaction" is not applicable to BNY or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BNY or Counterparty.

(f)

The "Cross Default" provisions of Section 5(a)(vi) will not apply to BNY or to Counterparty.

(g)

The "Bankruptcy" provisions of Section 5(a)(vii)(2) will not apply to Counterparty.

(h)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BNY or Counterparty.

(i)

The "Automatic Early Termination" provision of Section 6(a) will not apply to BNY or to Counterparty.

(j)

Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(k)

"Termination Currency" means United States Dollars.

3)

Tax Representations.

Payer Representations.   For the purpose of Section 3(e) of this Agreement, BNY and Counterparty make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii)

the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii) of this Agreement; and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

Payee Representations. For the purpose of Section 3(f) of this Agreement, BNY and Counterparty make the following representations.

The following representation will apply to BNY:

BNY is a trust company duly organized and existing under the laws of the State of New York and its U.S. taxpayer identification number is 135160382.

The following representation will apply to the Counterparty:

(i)

Wells Fargo Bank, N.A. as Securities Administrator, is acting on behalf of the Counterparty under the Pooling Agreement.

(ii)

The beneficial owner of payments made to it under this Agreement is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes.

4)

Documents to be delivered. For the purpose of Section 4(a):

(a) Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BNY and Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any tax. Covered by Section 3(d) Representation

		Upon the execution and delivery of this Agreement	Yes
(b) Other documents to be delivered are:
BNY

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of this Agreement	Yes

Counterparty Agreement

(i) a copy of the executed Pooling Agreement, and (ii) an incumbency certificate verifying the true signatures and authority of the person or persons signing this letter agreement on behalf of the Counterparty

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

BNY	A copy of the most recent publicly available regulatory call report.	Promptly after request by the other party	Yes

BNY

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement	Yes

Counterparty

Certified copy of the Board of Directors resolution (or equivalent authorizing documentation) which sets forth the authority of each signatory to the Confirmation signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder.

		Upon the execution and delivery of this Agreement.	Yes

5)

Miscellaneous.

(a)

Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BNY:

The Bank of New York

Swaps and Derivative Products Group

Global Market Division

32 Old Slip 15th Floor

New York, New York 10286

Attention: Steve Lawler

with a copy to:

The Bank of New York

Swaps and Derivative Products Group

32 Old Slip 16th Floor

New York, New York 10286

Attention: Andrew Schwartz

Tele: 212-804-5103

Fax: 212-804-5818/5837

(For all purposes)

Address for notices or communications to the Counterparty:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention:

Facsimile: 410-715-2380

Telephone: 410-884-2000

(For all purposes)

(b)

Process Agent. For the purpose of Section 13(c):

BNY appoints as its

Process Agent:

Not Applicable

The Counterparty appoints as its

Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BNY nor the Counterparty have any Offices other than as set forth in the Notices Section and BNY agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party. For the purpose of Section 10(c) of this Agreement: BNY is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent. The Calculation Agent is BNY.

(f)

Credit Support Document. Not applicable for either BNY or the Counterparty.

(g)

Credit Support Provider.

BNY:

Not Applicable

The Counterparty:

Not Applicable

(h)

Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(1)

Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Trust Fund (as defined in the Pooling Agreement) and the proceeds thereof to satisfy Counterparty's obligations hereunder. In the event that the Trust Fund and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Trust Fund and the distribution of the proceeds thereof in accordance with the Pooling Agreement, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive.

(m)

Proceedings. BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against HSI Asset Securitization Corporation Trust 2005-NC2 any bankruptcy, reorganization, arrangement, insolvency or liquidation n proceedings, or other proceedings under any of the laws of the United States, or any other jurisdiction for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.

(n)

The ISDA Form Master Agreement in hereby amended as follows:

The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

(o)

"Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(p)

Securities Administrator's Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Securities Administrator (i) this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator pursuant to the Pooling Agreement in the exercise of the powers and authority conferred and vested in it thereunder (ii) each of the representations, undertakings and agreements herein made on behalf of HSI Asset Securitization Corporation Trust 2005-NC2 is made and intended not as personal representations of the Securities Administrator but is made and intended for the purpose of binding only the Trust, and (iii) under no circumstances will Wells Fargo Bank, N.A. in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

(q)

Securities Administrator's Representation. Wells Fargo Bank, .A., as Securities Administrator, represents and warrants that:

It has been directed under the Pooling Agreement to enter into this letter agreement as Securities Administrator on behalf of HSI Asset Securitization Corporation Trust 2005-NC2.

6)

Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:

(1)

Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2)

Evaluation and Understanding.

(i) Each party is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

(3)

Purpose. (A) It is an "eligible contract participant" within the meaning of Section la(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a "trading facility" within the meaning of Section la(33) of the Commodity Exchange Act, as amended.

(4) Principal. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

7)

Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The last sentence of the first paragraph of Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

8)

Additional Termination Events. Additional Termination Events will apply. If a Ratings Event has occurred and BNY has not, within 30 days, complied with Section 9 below, then an Additional Termination Event shall have occurred with respect to BNY and BNY shall be the sole Affected Party with respect to such an Additional Termination Event.

9)

Ratings Event. If a Ratings Event (as defined below) occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, (i) assign this Transaction within thirty (30) days of such Ratings Event to a third party that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) on terms substantially similar to this Confirmation, which party is approved by the Counterparty, which approval shall not be unreasonably withheld, (ii) obtain a guaranty of, or a contingent agreement of, another person with the Approved Rating Thresholds to honor BNY's obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, (iii) post collateral under agreements and other instruments satisfactory to Moody's, S&P and Fitch, which will be sufficient to restore the immediately prior ratings of the Certificates, or (iv) establish any other arrangement satisfactory to Moody's, S&P and Fitch which will be sufficient to restore the immediately prior ratings of the Certificates. For avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BNY does not post sufficient collateral. For purposes of this Transaction, a "Ratings Event" shall occur with respect to BNY (or any applicable credit support provider) if its short-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A-l" by S&P, is withdrawn or reduced below "F-l" by Fitch (including in connection with a merger, consolidation or other similar transaction by BNY or any applicable credit support provider) such ratings being referred to herein as the "Approved Ratings Thresholds," (unless, within 30 days thereafter, each of Moody's and S&P has reconfirmed the ratings of the Certificates, as applicable, which was in effect immediately prior thereto).

10)

Additional Provisions. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, then unless BNY is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party and (b) BNY shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the ISDA Form Master Agreement with respect to BNY as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BNY as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

11)

BNY will, unless otherwise directed by the Securities Administrator, make all payments hereunder to the Securities Administrator. Payment made to the Securities Administrator at the account specified herein or to another account specified in writing by the Securities Administrator shall satisfy the payment obligations of BNY hereunder to the extent of such payment.

Account Details and

Settlement Information:

Payments to BNY:

The Bank of New York

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attention: Renee Etheart

ABA #021000018

Account #890-0068-175

Reference: Interest Rate Caps

Payments to Counterparty:

Wells Fargo Bank, N.A.

San Francisco, CA

ABA #121-000-248

Acct# 3970771416

Acct Name: Coporate Trust Clearing

FFC: Acct# 17189601, HASCO 2005-NC2 Excess Reserve Fund Account

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn: Eugene Chun/Kenny Au-Yeung at 212-804-5818/5837. Once we receive this we will send you two original confirmations for execution.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK

By: /s/ Renee Etheart

Name: Renee Etheart

Title:   Vice President

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., not in its individual capacity but solely as Securities Administrator on behalf of HSI ASSET SECURITIZATION CORPORATION TRUST 2005-NC2

By: /s/ Amy Doyle

Name: Amy Doyle

Title:   Vice President

SCHEDULE I

All dates subject to adjustment in accordance with the Following Business Day Convention.

Accrual Start Date	Accrual End Date	Notional Amount in USD
10/25/2005	11/25/2005	448,764,753.54
11/25/2005	12/25/2005	445,382,620.08
12/25/2005	1/25/2006	441,271,976.90
1/25/2006	2/25/2006	436,437,640.25
2/25/2006	3/25/2006	430,887,997.34
3/25/2006	4/25/2006	424,635,062.96
4/25/2006	5/25/2006	417,696,435.20
5/25/2006	6/25/2006	410,101,506.50
6/25/2006	7/25/2006	401,931,128.87
7/25/2006	8/25/2006	393,593,925.65
8/25/2006	9/25/2006	385,378,574.22
9/25/2006	10/25/2006	377,289,897.19
10/25/2006	11/25/2006	369,314,903.79
11/25/2006	12/25/2006	361,511,952.44
12/25/2006	1/25/2007	353,864,098.85
1/25/2007	2/25/2007	346,250,797.00
2/25/2007	3/25/2007	338,036,720.41
3/25/2007	4/25/2007	324,786,581.67
4/25/2007	5/25/2007	308,320,537.55
5/25/2007	6/25/2007	292,159,279.13
6/25/2007	7/25/2007	272,793,167.36
7/25/2007	8/25/2007	253,145,634.17
8/25/2007	9/25/2007	240,915,371.42
9/25/2007	10/25/2007	233,327,733.79
10/25/2007	11/25/2007	225,979,048.76
11/25/2007	12/25/2007	219,041,799.83

Dated: October 11, 2005

Rate Cap Transaction

Re:   BNY Reference No. 36620

Ladies and Gentlemen:

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the rate cap Transaction entered into on the Trade Date specified below (the "Transaction") between The Bank of New York ("BNY"), a trust company duly organized and existing under the laws of the State of New York, and HSI Asset Securitization Corporation Trust 2005-NC2 (the "Trust" or the "Counterparty") as represented by Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator (as defined below) of the Trust, pursuant to the Pooling and Servicing Agreement dated as of September 1, 2005 (the "Pooling Agreement") among HSI Asset Securitization Corporation, as depositor (the "Depositor"), JPMorgan Chase Bank, National Association as Servicer, NC Capital Corporation, as Mortgage Loan Seller, Wells Fargo Bank, N.A. as Master Servicer (in such capacity , the "Master Servicer") and as Securities Administrator (in such capacity the "Securities Administrator"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement, as modified by the Schedule terms in Section 4 of this Confirmation (the "Master Agreement"), shall be deemed to have been executed by you and us on the date we entered into the Transaction. Each party hereto agrees that the Master Agreement deemed to have been executed by the parties hereto shall be the same Master Agreement referred to in the agreement setting forth the terms of transaction reference numbers 36619, 36621 and 36622. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Cap

Notional Amount:

With respect to any Calculation Period, the lesser of:

(i) the amount set forth on Schedule I attached hereto for

such Calculation Period and (ii) the Class Certificate

Principal Balance of the Class I-A Certificates (as defined

in the Pooling Agreement) for such Floating Rate Payer

Payment Date.

The Securities Administrator under the Pooling

Agreement shall provide at least five (5) business days

notice prior to each Floating Rate Payer Payment Date

for each Calculation Period to The Bank of New York if

the Class Certificate Principal Balance of the Class I-A

Certificates is less than the Schedule I attached hereto

Trade Date:

September 30, 2005

Effective Date:

December 24, 2007

Termination Date:

June 25, 2009

Floating Amounts:

Floating Rate Payer

BNY

Cap Rate :

For each Calculation Period, as set forth for such period

on Schedule I attached hereto

Ceiling Rate:

For each Calculation Period, as set forth for such period

on Schedule I attached hereto

Floating Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of

this Transaction, commencing January 25, 2008 and

ending on the Termination Date, subject to adjustment in

accordance with the Following Business Day Convention

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate

Payer Payment Date shall be two (2) Business Day

preceding each Floating Rate Payer Period End Date.

Floating Rate Option:

USD-LIBOR-BBA, provided, however, if the Floating

Rate Option for a Calculation Period is greater than the

Ceiling Rate then the Floating Rate Option for such

Calculation Period shall be deemed equal to the Ceiling

Rate

Designated Maturity:

One month

Floating Rate Day Count

Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period

Compounding:

Inapplicable

Business Days:

New York

Business Day Convention:

Following

Calculation Agent:

BNY

3.

Additional Provisions:

(a)

Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein.

(b)

Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Fitch, Inc. ("Fitch") has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Class l-A Certificates (the "Certificates").

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)

The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)

Termination Provisions.    Subject to the provisions of paragraph 12 below, for purposes of the Master Agreement:

(a)

"Specified Entity" is not applicable to BNY or Counterparty for any purpose.

(b)

"Breach of Agreement" provision of Section 5(a)(ii) will not apply to BNY or Counterparty.

(c)

"Credit Support Default" provisions of Section 5(a)(iii) will not apply to BNY or Counterparty.

(d)

"Misrepresentation" provisions of Section 5(a)(iv) will not apply to BNY or Counterparty.

(e)

"Default under Specified Transaction" is not applicable to BNY o Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BNY or Counterparty.

(f)

The "Cross Default" provisions of Section 5(a)(vi) will not apply to BNY or to Counterparty.

(g)

The "Bankruptcy" provisions of Section 5(a)(vii)(2) will not apply to Counterparty.

(h)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BNY or Counterparty.

(i)

The "Automatic Early Termination" provision of Section 6(a) will not apply to BNY or to Counterparty.

(j)

Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.nbv

(k)

"Termination Currency" means United States Dollars.

3)

Tax Representations.

Payer Representations.   For the purpose of Section 3(e) of this Agreement, BNY and Counterparty make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii)

the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii) of this Agreement; and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

Payee Representations. For the purpose of Section 3(f) of this Agreement, BNY and Counterparty make the following representations.

The following representation will apply to BNY:

BNY is a trust company duly organized and existing under the laws of the State of New York and its U.S. taxpayer identification number is 135160382.

The following representation will apply to the Counterparty:

(i)

 Wells Fargo Bank, N.A. as Securities Administrator is acting on behalf of the Counterparty under the Pooling Agreement.

(ii)

The beneficial owner of payments made to it under this Agreement is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes.

4)

Documents to be delivered. For the purpose of Section 4(a):

(a)

Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to e delivered	Covered by Section 3(d) Representation
BNY and Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any tax. Covered by Section 3(d) Representation

		Upon the execution and delivery of this Agreement	Yes

(b) Other documents to be delivered are:

BNY

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of this Agreement	Yes

Counterparty Agreement

(i) a copy of the executed Pooling Agreement, and (ii) an incumbency certificate verifying the true signatures and authority of the person or persons signing this letter agreement on behalf of the Counterparty

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

BNY	A copy of the most recent publicly available regulatory call report.	Promptly after request by the other party	Yes

BNY

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case maybe

		Upon the execution and delivery of this Agreement	Yes

Counterparty

Certified copy of the Board of Directors resolution (or equivalent authorizing documentation) which sets forth the authority of each signatory to the Confirmation signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder

		Upon the execution and delivery of this Agreement	Yes

5) Miscellaneous.

(a)

Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BNY:

The Bank of New York

Swaps and Derivative Products Group

Global Market Division

32 Old Slip 15th Floor

New York, New York 10286

Attention: Steve Lawler

with a copy to:

The Bank of New York

Swaps and Derivative Products Group

32 Old Slip 16th Floor

New York, New York 10286

Attention: Andrew Schwartz

Tele: 212-804-5103

Fax: 212-804-5818/5837

(For all purposes)

Address for notices or communications to the Counterparty:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention:

Facsimile: 410-715-2380

Telephone: 410-884-2000

(For all purposes)

(b)

Process Agent. For the purpose of Section 13(c):

BNY appoints as its

Process Agent:

Not Applicable

The Counterparty appoints as its

Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BNY nor the Counterparty have any Offices other than as set forth in the Notices Section and BNY agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party. For the purpose of Section 10(c) of this Agreement:

BNY is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent. The Calculation Agent is BNY.

(f)

Credit Support Document. Not applicable for either BNY or the Counterparty.

(g)

Credit Support Provider.

BNY:

Not Applicable

The Counterparty:

Not Applicable

(h)

Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(1)

Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Trust Fund (as defined in the Pooling Agreement) and the proceeds thereof to satisfy Counterparty's obligations hereunder. In the event that the Trust Fund and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Trust Fund and the distribution of the proceeds thereof in accordance with the Pooling Agreement, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive.

(m)

Proceedings. BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against HSI Asset Securitization Corporation Trust 2005-NC2 any bankruptcy, reorganization, arrangement, insolvency or liquidation n proceedings, or other proceedings under any of the laws of the United States, or any other jurisdiction for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.

(n)

The ISDA Form Master Agreement in hereby amended as follows:

The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

(o)

"Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(p)

Securities Administrator's Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Securities Administrator (i) this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator pursuant to the Pooling Agreement in the exercise of the powers and authority conferred and vested in it thereunder (ii) each of the representations, undertakings and agreements herein made on behalf of HSI Asset Securitization Corporation Trust 2005-NC2 is made and intended not as personal representations of the Securities Administrator but is made and intended for the purpose of binding only the Trust, and (iii) under no circumstances will Wells Fargo Bank, N.A. in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

(q)

Securities   Administrator's Representation.   Wells Fargo Bank, N.A., as Securities Administrator, represents and warrants that:

It has been directed under the Pooling Agreement to enter into this letter agreement as Securities Administrator on behalf of HSI Asset Securitization Corporation Trust 2005-NC2.

6)

Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:

(1)

Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2)

Evaluation and Understanding.

(i) Each party is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

(3)

Purpose. (A) It is an "eligible contract participant" within the meaning of Section la(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a "trading facility" within the meaning of Section la(33) of the Commodity Exchange Act, as amended.

(4) Principal. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

7)

Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The last sentence of the first paragraph of Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

8)

Additional Termination Events. Additional Termination Events will apply. If a Ratings Event has occurred and BNY has not, within 30 days, complied with Section 9 below, then an Additional Termination Event shall have occurred with respect to BNY and BNY shall be the sole Affected Party with respect to such an Additional Termination Event.

9)

Ratings Event. If a Ratings Event (as defined below) occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, (i) assign this Transaction within thirty (30) days of such Ratings Event to a third party that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) on terms substantially similar to this Confirmation, which party is approved by the Counterparty, which approval shall not be unreasonably withheld, (ii) obtain a guaranty of, or a contingent agreement of, another person with the Approved Rating Thresholds to honor BNY's obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, (iii) post collateral under agreements and other instruments satisfactory to Moody's, S&P and Fitch, which will be sufficient to restore the immediately prior ratings of the Certificates, or (iv) establish any other arrangement satisfactory to Moody's, S&P and Fitch which will be sufficient to restore the immediately prior ratings of the Certificates. For avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BNY does not post sufficient collateral. For purposes of this Transaction, a "Ratings Event" shall occur with respect to BNY (or any applicable credit support provider) if its short-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A-l" by S&P, withdrawn or reduced bellowed "F-l" by Fitch (including in connection with a merger, consolidation or other similar transaction by BNY or any applicable credit support provider) such ratings being referred to herein as the "Approved Ratings Thresholds," (unless, within 30 days thereafter, each of Moody's and S&P has reconfirmed the ratings of the Certificates, as applicable, which was in effect immediately prior thereto).

10)

Additional Provisions. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, then unless BNY is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party and (b) BNY shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the ISDA Form Master Agreement with respect to BNY as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BNY as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

11)

BNY will, unless otherwise directed by the Securities Administrator, make all payments hereunder to the Securities Administrator. Payment made to the Securities Administrator at the account specified herein or to another account specified in writing by the Securities Administrator shall satisfy the payment obligations of BNY hereunder to the extent of such payment.

Account Details and

Settlement Information:

Payments to BNY:

The Bank of New York

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attention: Renee Etheart

ABA #021000018

Account #890-0068-175

Reference: Interest Rate Caps

Payments to Counterparty:

Wells Fargo Bank, N.A.

San Francisco, CA

ABA #121-000-248

Acct# 3970771416

Acct Name: Coporate Trust Clearing

FFC: Acct# 17189601, HASCO 2005-NC2 Excess Reserve

Fund Account

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn: Eugene Chun/Kenny Au-Yeung at 212-804-5818/5837. Once we receive this we will send you two original confirmations for execution.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK

By:    /s/ Renee Etheart

Name: Renee Etheart

Title:   Vice President

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., not in its individual capacity but solely as Securities Administrator on behalf of HSI ASSET SECURITIZATION CORPORATION TRUST 2005-NC2

By:    /s/ Amy Doyle

Name: Amy Doyle

Title:   Vice President

SCHEDULE I

AH dates subject to adjustment in accordance with the Following Business Day Convention.

Accrual Start Date	Accrual End Date	Notional Amount in USD	Cap Rate	Ceiling Rate
12/24/2007	1/25/2008	52,080,561.44	7.7069%	11.7400%
1/25/2008	2/25/2008	48,249,548.96	8.1733%	11.7400%
2/25/2008	3/25/2008	44,446,325.43	8.7635%	11.7400%
3/25/2008	4/25/2008	40,794,879.10	8.1893%	11.7400%
4/25/2008	5/25/2008	37,288,901.99	8.5054%	11.7400%
5/25/2008	6/25/2008	33,922,395.54	8.3639%	11.7400%
6/25/2008	7/25/2008	30,697,749.04	9.4430%	11.7400%
7/25/2008	8/25/2008	27,634,860.72	9.6700%	11.7400%
8/25/2008	9/25/2008	24,794,629.85	9.6725%	11.7400%
9/25/2008	10/25/2008	22,123,916.94	10.0037%	11.7400%
10/25/2008	11/25/2008	22,123,916.94	9.6982%	11.7400%
11/25/2008	12/25/2008	22,123,916.94	10.1684%	11.7400%
12/25/2008	1/25/2009	22,123,916.94	10.5914%	11.7400%
1/25/2009	2/25/2009	22,123,916.94	11.1243%	11.7400%
2/25/2009	3/25/2009	22,123,916.94	12.3441%	11.7400%
3/25/2009	4/25/2009	22,123,916.94	11.1244%	11.7400%
4/25/2009	5/25/2009	22,123,916.94	11.5237%	11.7400%
5/25/2009	6/25/2009	22,123,916.94	11.2418%	11.7400%

Dated: October 11, 2005

Rate Cap Transaction

Re:   BNY Reference No. 36621

Ladies and Gentlemen:

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the rate cap Transaction entered into on the Trade Date specified below (the "Transaction") between The Bank of New York ("BNY"), a trust company duly organized and existing under the laws of the State of New York, and HSI Asset Securitization Corporation Trust 2005-NC2 (the "Trust" or the "Counterparty") as represented by Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator (as defined below) of the Trust, pursuant to the Pooling and Servicing Agreement dated as of September 1, 2005 (the "Pooling Agreement") among HSI Asset Securitization Corporation, as depositor (the "Depositor"), JPMorgan Chase Bank, National Association as Servicer, NC Capital Corporation, as Mortgage Loan Seller, Wells Fargo Bank, N.A. as Master Servicer (in such capacity , the "Master Servicer") and as Securities Administrator (in such capacity the "Securities Administrator"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement, as modified by the Schedule terms in Section 4 of this Confirmation (the "Master Agreement"), shall be deemed to have been executed by you and us on the date we entered into the Transaction. Each party hereto agrees that the Master Agreement deemed to have been executed by the parties hereto shall be the same Master Agreement referred to in the agreement setting forth the terms of transaction reference numbers 36619, 36620 and 36622. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Cap

Notional Amount:

With respect to any Calculation Period, the lesser of:

(i) the amount set forth on Schedule I attached hereto

for such Calculation Period and (ii) the Class

Certificate Principal Balance of the Class II-A-1,

Class II-A2, Class II-A3 and Class II-A4 Certificates

(as defined in the Pooling Agreement) for such

Floating Rate Payer Payment Date.

The Securities Administrator under the Pooling

Agreement shall provide at least five (5) business

days notice prior to each Floating Rate Payer

Payment Date for each Calculation Period to The

Bank of New York if the Class Certificate Principal

Balance of the Class II-A-1, Class II-A2, Class II-A3

and Class II-A4 Certificates is less than the Schedule

I attached hereto.

Trade Date:

September 30, 2005

Effective Date:

December 24, 2007

Termination Date:

June 25, 2009

Floating Amounts:

Floating Rate Payer

BNY

Cap Rate :

For each Calculation Period, as set forth for such

period on Schedule I attached hereto

Ceiling Rate:

For each Calculation Period, as set forth for such

period on Schedule I attached hereto

Floating Rate Payer Period

End Dates:

The 25th calendar day of each month during the

Term of this Transaction, commencing January 25,

2008 and ending on the Termination Date, subject to

adjustment in accordance with the Following

Business Day Convention

Floating Rate Payer:

Early Payment shall be applicable. The Floating

Payment Dates

Rate Payer Payment Date shall be two (2) Business

Day preceding each Floating Rate Payer Period End

Date.

Floating Rate Option:

USD-LIBOR-BBA, provided, however, if the

Floating Rate Option for a Calculation Period

is greater than the Ceiling Rate then the Floating

Rate Option for such Calculation Period shall be

deemed equal to the Ceiling Rate

Designated Maturity:

One month

Floating Rate Day:

Actual/360

Count Fraction

Reset Dates:

The first day of each Calculation Period

Compounding:

Inapplicable

Business Days:

New York

Business Day Convention:

Following

Calculation Agent:

BNY

3.

Additional Provisions:

(a)

Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein.

(b)

Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Fitch, Inc. ("Fitch") has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Class II-A-1, Class II-A2, Class II-A3 and Class II-A4 Certificates (the "Certificates").

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)

The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)

Termination Provisions.    Subject to the provisions of paragraph 12 below, for purposes of the Master Agreement:

(a)

"Specified Entity" is not applicable to BNY or Counterparty for any purpose.

(b)

"Breach of Agreement" provision of Section 5(a)(ii) will not apply to BNY or Counterparty.

(c)

"Credit Support Default" provisions of Section 5(a)(iii) will not apply to BNY or Counterparty.

(d)

"Misrepresentation" provisions of Section 5(a)(iv) will not apply to BNY or Counterparty.

(e)

"Default under Specified Transaction" is not applicable to BNY or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BNY or Counterparty.

(f)

The "Cross Default" provisions of Section 5(a)(vi) will not apply to BNY or to Counterparty.

(g)

The "Bankruptcy" provisions of Section 5(a)(vii)(2) will not apply to Counterparty.

(h)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BNY or Counterparty.

(i)

The "Automatic Early Termination" provision of Section 6(a) will not apply to BNY or to Counterparty.

(j)

Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(k)

"Termination Currency" means United States Dollars.

3)

Tax Representations.

Payer Representations.   For the purpose of Section 3(e) of this Agreement, BNY and Counterparty make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii)

the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii) of this Agreement; and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

Payee Representations. For the purpose of Section 3(f) of this Agreement, BNY and Counterparty make the following representations.

The following representation will apply to BNY:

BNY is a trust company duly organized and existing under the laws of the State of New York and its U.S. taxpayer identification number is 135160382.

The following representation will apply to the Counterparty:

(i)

 Wells Fargo Bank, N.A. as Securities Administrator is acting on behalf of the Counterparty under the Pooling Agreement.

(ii)

The beneficial owner of payments made to it under this Agreement is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes.

4)

Documents to be delivered. For the purpose of Section 4(a):

(a)

Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BNY and Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any tax. Covered by Section 3(d) Representation

		Upon the execution and delivery of this Agreement	Yes

(b) Other documents to be delivered are:

BNY

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of this Agreement	Yes

Counterparty Agreement

(i) a copy of the executed Pooling Agreement, and (ii) an incumbency certificate verifying the true signatures and authority of the person or persons signing this letter agreement on behalf of the Counterparty

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

BNY	A copy of the most recent publicly available regulatory call report.	Promptly after request by the other party	Yes

BNY

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case maybe

		Upon the execution and delivery of this Agreement	Yes

Counterparty

Certified copy of the Board of Directors resolution (or equivalent authorizing documentation) which sets forth the authority of each signatory to the Confirmation signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder

		Upon the execution and delivery of this Agreement	Yes

5) Miscellaneous.

(a)

Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BNY:

The Bank of New York

Swaps and Derivative Products Group

Global Market Division

32 Old Slip 15th Floor

New York, New York 10286

Attention: Steve Lawler

with a copy to:

The Bank of New York

Swaps and Derivative Products Group

32 Old Slip 16th Floor

New York, New York 10286

Attention: Andrew Schwartz

Tele: 212-804-5103

Fax: 212-804-5818/5837

(For all purposes)

Address for notices or communications to the Counterparty:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention:

Facsimile: 410-715-2380

Telephone: 410-884-2000

(For all purposes)

(b)

Process Agent. For the purpose of Section 13(c):

BNY appoints as its

Process Agent:

Not Applicable

The Counterparty appoints as its

Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BNY nor the Counterparty have any Offices other than as set forth in the Notices Section and BNY agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party. For the purpose of Section 10(c) of this Agreement:

BNY is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent. The Calculation Agent is BNY.

(f)

Credit Support Document. Not applicable for either BNY or the Counterparty.

(g)

Credit Support Provider.

BNY:

Not Applicable

The Counterparty:

Not Applicable

(h)

Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(1)

Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Trust Fund (as defined in the Pooling Agreement) and the proceeds thereof to satisfy Counterparty's obligations hereunder. In the event that the Trust Fund and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Trust Fund and the distribution of the proceeds thereof in accordance with the Pooling Agreement, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive.

(m)

Proceedings. BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against HSI Asset Securitization Corporation Trust 2005-NC2 any bankruptcy, reorganization, arrangement, insolvency or liquidation n proceedings, or other proceedings under any of the laws of the United States, or any other jurisdiction for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.

(n)

The ISDA Form Master Agreement in hereby amended as follows:

The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

(o)

"Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(p)

Securities Administrator's Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Securities Administrator (i) this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator pursuant to the Pooling Agreement in the exercise of the powers and authority conferred and vested in it thereunder (ii) each of the representations, undertakings and agreements herein made on behalf of HSI Asset Securitization Corporation Trust 2005-NC2 is made and intended not as personal representations of the Securities Administrator but is made and intended for the purpose of binding only the Trust, and (iii) under no circumstances will Wells Fargo Bank, N.A. in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

(q)

Securities   Administrator's   Representation.   Wells Fargo Bank, N.A.,   as   Securities Administrator, represents and warrants that:

It has been directed under the Pooling Agreement to enter into this letter agreement as Securities Administrator on behalf of HSI Asset Securitization Corporation Trust 2005-NC2.

6)

Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:

(1)

Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2)

Evaluation and Understanding.

(i) Each party is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

(3)

Purpose. (A) It is an "eligible contract participant" within the meaning of Section la(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a "trading facility" within the meaning of Section la(33) of the Commodity Exchange Act, as amended.

(4) Principal. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

7)

Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The last sentence of the first paragraph of Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

8)

Additional Termination Events. Additional Termination Events will apply. If a Ratings Event has occurred and BNY has not, within 30 days, complied with Section 9 below, then an Additional Termination Event shall have occurred with respect to BNY and BNY shall be the sole Affected Party with respect to such an Additional Termination Event.

9)

Ratings Event. If a Ratings Event (as defined below) occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, (i) assign this Transaction within thirty (30) days of such Ratings Event to a third party that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) on terms substantially similar to this Confirmation, which party is approved by the Counterparty, which approval shall not be unreasonably withheld, (ii) obtain a guaranty of, or a contingent agreement of, another person with the Approved Rating Thresholds to honor BNY's obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, (iii) post collateral under agreements and other instruments satisfactory to Moody's, S&P and Fitch, which will be sufficient to restore the immediately prior ratings of the Certificates, or (iv) establish any other arrangement satisfactory to Moody's, S&P and Fitch which will be sufficient to restore the immediately prior ratings of the Certificates. For avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BNY does not post sufficient collateral. For purposes of this Transaction, a "Ratings Event" shall occur with respect to BNY (or any applicable credit support provider) if its short-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A-l" by S&P, withdrawn or reduced bellowed "F-l" by Fitch (including in connection with a merger, consolidation or other similar transaction by BNY or any applicable credit support provider) such ratings being referred to herein as the "Approved Ratings Thresholds," (unless, within 30 days thereafter, each of Moody's and S&P has reconfirmed the ratings of the Certificates, as applicable, which was in effect immediately prior thereto).

10)

Additional Provisions. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, then unless BNY is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party and (b) BNY shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the ISDA Form Master Agreement with respect to BNY as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BNY as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

11)

BNY will, unless otherwise directed by the Securities Administrator, make all payments hereunder to the Securities Administrator. Payment made to the Securities Administrator at the account specified herein or to another account specified in writing by the Securities Administrator shall satisfy the payment obligations of BNY hereunder to the extent of such payment.

Account Details and

Settlement Information:

Payments to BNY:

The Bank of New York

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attention: Renee Etheart

ABA #021000018

Account #890-0068-175

Reference: Interest Rate Caps

Payments to Counterparty:

Wells Fargo Bank, N.A.

San Francisco, CA

ABA #121-000-248

Acct# 3970771416

Acct Name: Coporate Trust Clearing

FFC: Acct# 17189601, HASCO 2005-NC2 Excess Reserve

Fund Account

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn: Eugene Chun/Kenny Au-Yeung at 212-804-5818/5837. Once we receive this we will send you two original confirmations for execution.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK

By:    /s/ Renee Etheart

Name: Renee Etheart

Title:   Vice President

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., not in its individual capacity but solely as Securities Administrator on behalf of HSI ASSET SECURITIZATION CORPORATION TRUST 2005-NC2

By:    /s/ Amy Doyle

Name: Amy Doyle

Title:   Vice President

SCHEDULE I

All dates subject to adjustment in accordance with the Following Business Day Convention

Accrual Start Date	Accrual End Date	Notional Amount in USD	Cap Rate	Ceiling Rate
12/24/2007	1/25/2008	49,369,674.76	7.86000%	11.71%
1/25/2008	2/25/2008	45,803,341.49	8.41000%	11.71%
2/25/2008	3/25/2008	42,288,126.58	9.01000%	11.70%
3/25/2008	4/25/2008	38,907,264.04	8.41000%	11.70%
4/25/2008	5/25/2008	35,655,476.63	8.71000%	11.70%
5/25/2008	6/25/2008	32,530,254.37	8.51000%	11.69%
6/25/2008	7/25/2008	29,524,573.15	9.58000%	11.69%
7/25/2008	8/25/2008	26,642,393.53	9.86000%	11.68%
8/25/2008	9/25/2008	23,932,556.97	9.86000%	11.67%
9/25/2008	10/25/2008	21,366,812.55	10.19000%	11.67%
10/25/2008	11/25/2008	21,366,812.55	9.86000%	11.67%
11/25/2008	12/25/2008	21,366,812.55	10.29000%	11.67%
12/25/2008	1/25/2009	21,366,812.55	10.69000%	11.67%
1/25/2009	2/25/2009	21,366,812.55	11.30000%	11.67%
2/25/2009	3/25/2009	21,366,812.55	12.54000%	11.67%
3/25/2009	4/25/2009	21,366,812.55	11.30000%	11.67%
4/25/2009	5/25/2009	21,366,812.55	11.69000%	11.67%
5/25/2009	6/25/2009	21,366,812.55	11.36000%	11.67%

Dated: October 11, 2005

Rate Cap Transaction

Re:   BNY Reference No. 36622

Ladies and Gentlemen:

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the rate cap Transaction entered into on the Trade Date specified below (the "Transaction") between The Bank of New York ("BNY"), a trust company duly organized and existing under the laws of the State of New York, and HSI Asset Securitization Corporation Trust 2005-NC2 (the "Trust" or the "Counterparty") as represented by Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator (as defined below) of the Trust, pursuant to the Pooling and Servicing Agreement dated as of September 1, 2005 (the "Pooling Agreement") among HSI Asset Securitization Corporation, as depositor (the "Depositor"), JPMorgan Chase Bank, National Association as Servicer, NC Capital Corporation, as Mortgage Loan Seller, Wells Fargo Bank, N.A. as Master Servicer (in such capacity , the "Master Servicer") and as Securities Administrator (in such capacity the "Securities Administrator"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement, as modified by the Schedule terms in Section 4 of this Confirmation (the "Master Agreement"), shall be deemed to have been executed by you and us on the date we entered into the Transaction. Each party hereto agrees that the Master Agreement deemed to have been executed by the parties hereto shall be the same Master Agreement referred to in the agreement setting forth the terms of transaction reference numbers 36619, 36621 and 36620. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Cap

Notional Amount:

With respect to any Calculation Period, the lesse

of:

(i) the amount set forth on Schedule I attached

hereto for such Calculation Period and (ii) the

Class Certificate Principal Balance of the Class

M-1, Class M-2, Class M-3, Class M-4, Class

M-5, Class M-6, Class M-7, class M-8, Class

M-9, Class M-10 and Class M-11 Certificates (as

defined in the Pooling Agreement) for such

Floating Rate Payer Payment Date.

The Securities Administrator under the Pooling

Agreement shall provide at least five (5) business

days notice prior to each Floating Rate Payer

Payment Date for each Calculation Period to The

Bank of New York if the Class Certificate

Principal Balance of the Class M-1, Class M-2,

Class M-3, Class M-4, Class M-5, Class M-6,

Class M-7, class M-8, Class M-9, Class M-10 and

Class M-11 Certificates is less than the Schedule

I attached hereto.

Trade Date:

September 30, 2005

Effective Date:

December 24, 2007

Termination Date:

June 25, 2009

Floating Amounts:

Floating Rate Payer

BNY

Cap Rate :

For each Calculation Period, as set forth for such

period on Schedule I attached hereto

Ceiling Rate:

For each Calculation Period, as set forth for such

period on Schedule I attached hereto

Floating Rate Payer Period

The 25th calendar day of each month during

End Dates:

the Term of this Transaction, commencing

January 25, 2008 and ending on the Termination

Date, subject to adjustment in accordance with

the Following Business Day Convention.

Floating Rate Payer

Early Payment shall be applicable. The Floating

Payment Dates:

Rate Payer Payment Date shall be two (2)

Business Day preceding each Floating Rate Payer

Period End Date.

Floating Rate Option:

USD-LIBOR-BBA, provided, however, if the

Floating Rate Option for a Calculation Period is

greater than the Ceiling Rate then the Floating

Rate Option for such Calculation Period shall be

deemed equal to the Ceiling Rate

Designated Maturity:

One month

Floating Rate Day Count

Actual/360

Fraction:

Reset Dates:

The first day of each Calculation Period

Compounding:

Inapplicable

Business Days:

New York

Business Day Convention:

Following

Calculation Agent:

BNY

3.

Additional Provisions:

(a)

Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein.

(b)

Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Fitch, Inc. ("Fitch") has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, class M-8, Class M-9, Class M-10 and Class M-11 Certificates (the "Certificates").

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)

The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)

Termination Provisions.    Subject to the provisions of paragraph 12 below, for purposes of the Master Agreement:

(a)

"Specified Entity" is not applicable to BNY or Counterparty for any purpose.

(b)

"Breach of Agreement" provision of Section 5(a)(ii) will not apply to BNY or Counterparty.

(c)

"Credit Support Default" provisions of Section 5(a)(iii) will not apply to BNY or Counterparty.

(d)

"Misrepresentation" provisions of Section 5(a)(iv) will not apply to BNY or Counterparty.

(e)

"Default under Specified Transaction" is not applicable to BNY or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BNY or Counterparty.

(f)

The "Cross Default" provisions of Section 5(a)(vi) will not apply to BNY or to Counterparty.

(g)

The "Bankruptcy" provisions of Section 5(a)(vii)(2) will not apply to Counterparty.

(h)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BNY or Counterparty.

(i)

The "Automatic Early Termination" provision of Section 6(a) will not apply to BNY or to Counterparty.

(j)

Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(k)

"Termination Currency" means United States Dollars.

3)

Tax Representations.

Payer Representations.   For the purpose of Section 3(e) of this Agreement, BNY and Counterparty make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii)

the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii) of this Agreement; and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

Payee Representations. For the purpose of Section 3(f) of this Agreement, BNY and Counterparty make the following representations.

The following representation will apply to BNY:

BNY is a trust company duly organized and existing under the laws of the State of New York and its U.S. taxpayer identification number is 135160382.

The following representation will apply to the Counterparty:

(i)

 Wells Fargo Bank, N.A. as Securities Administrator is acting on behalf of the Counterparty under the Pooling Agreement.

(ii)

The beneficial owner of payments made to it under this Agreement is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes.

4)

Documents to be delivered. For the purpose of Section 4(a):

(a)

Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BNY and Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any tax. Covered by Section 3(d) Representation

		Upon the execution and delivery of this Agreement	Yes
(b) Other documents to be delivered are:

BNY

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of this Agreement	Yes

Counterparty Agreement

(i) a copy of the executed Pooling Agreement, and (ii) an incumbency certificate verifying the true signatures and authority of the person or persons signing this letter agreement on behalf of the Counterparty

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

BNY	A copy of the most recent publicly available regulatory call report.	Promptly after request by the other party	Yes

BNY

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case maybe

		Upon the execution and delivery of this Agreement	Yes

Counterparty

Certified copy of the Board of Directors resolution (or equivalent authorizing documentation) which sets forth the authority of each signatory to the Confirmation signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder

		Upon the execution and delivery of this Agreement	Yes

5) Miscellaneous.

(a)

Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BNY:

The Bank of New York

Swaps and Derivative Products Group

Global Market Division

32 Old Slip 15th Floor

New York, New York 10286

Attention: Steve Lawler

with a copy to:

The Bank of New York

Swaps and Derivative Products Group

32 Old Slip 16th Floor

New York, New York 10286

Attention: Andrew Schwartz

Tele: 212-804-5103

Fax: 212-804-5818/5837

(For all purposes)

Address for notices or communications to the Counterparty:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention:

Facsimile: 410-715-2380

Telephone: 410-884-2000

(For all purposes)

(b)

Process Agent. For the purpose of Section 13(c):

BNY appoints as its

Process Agent:

Not Applicable

The Counterparty appoints as its

Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BNY nor the Counterparty have any Offices other than as set forth in the Notices Section and BNY agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party. For the purpose of Section 10(c) of this Agreement:

BNY is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent. The Calculation Agent is BNY.

(f)

Credit Support Document. Not applicable for either BNY or the Counterparty.

(g)

Credit Support Provider.

BNY:

Not Applicable

The Counterparty:

Not Applicable

(h)

Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(1)

Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Trust Fund (as defined in the Pooling Agreement) and the proceeds thereof to satisfy Counterparty's obligations hereunder. In the event that the Trust Fund and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Trust Fund and the distribution of the proceeds thereof in accordance with the Pooling Agreement, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive.

(m)

Proceedings. BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against HSI Asset Securitization Corporation Trust 2005-NC2 any bankruptcy, reorganization, arrangement, insolvency or liquidation n proceedings, or other proceedings under any of the laws of the United States, or any other jurisdiction for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.

(n)

The ISDA Form Master Agreement in hereby amended as follows:

The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

(o)

"Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(p)

Securities Administrator's Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Securities Administrator (i) this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator pursuant to the Pooling Agreement in the exercise of the powers and authority conferred and vested in it thereunder (ii) each of the representations, undertakings and agreements herein made on behalf of HSI Asset Securitization Corporation Trust 2005-NC2 is made and intended not as personal representations of the Securities Administrator but is made and intended for the purpose of binding only the Trust, and (iii) under no circumstances will Wells Fargo Bank, N.A. in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

(q)

Securities   Administrator's   Representation.   Wells Fargo Bank, N.A.,   as   Securities Administrator, represents and warrants that:

It has been directed under the Pooling Agreement to enter into this letter agreement as Securities Administrator on behalf of HSI Asset Securitization Corporation Trust 2005-NC2.

6)

Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:

(1)

Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2)

Evaluation and Understanding.

(i) Each party is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

(3)

Purpose. (A) It is an "eligible contract participant" within the meaning of Section la(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a "trading facility" within the meaning of Section la(33) of the Commodity Exchange Act, as amended.

(4) Principal. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

7)

Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The last sentence of the first paragraph of Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

8)

Additional Termination Events. Additional Termination Events will apply. If a Ratings Event has occurred and BNY has not, within 30 days, complied with Section 9 below, then an Additional Termination Event shall have occurred with respect to BNY and BNY shall be the sole Affected Party with respect to such an Additional Termination Event.

9)

Ratings Event. If a Ratings Event (as defined below) occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, (i) assign this Transaction within thirty (30) days of such Ratings Event to a third party that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) on terms substantially similar to this Confirmation, which party is approved by the Counterparty, which approval shall not be unreasonably withheld, (ii) obtain a guaranty of, or a contingent agreement of, another person with the Approved Rating Thresholds to honor BNY's obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, (iii) post collateral under agreements and other instruments satisfactory to Moody's, S&P and Fitch, which will be sufficient to restore the immediately prior ratings of the Certificates, or (iv) establish any other arrangement satisfactory to Moody's, S&P and Fitch which will be sufficient to restore the immediately prior ratings of the Certificates. For avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BNY does not post sufficient collateral. For purposes of this Transaction, a "Ratings Event" shall occur with respect to BNY (or any applicable credit support provider) if its short-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A-l" by S&P, withdrawn or reduced bellowed "F-l" by Fitch (including in connection with a merger, consolidation or other similar transaction by BNY or any applicable credit support provider) such ratings being referred to herein as the "Approved Ratings Thresholds," (unless, within 30 days thereafter, each of Moody's and S&P has reconfirmed the ratings of the Certificates, as applicable, which was in effect immediately prior thereto).

10)

Additional Provisions. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, then unless BNY is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party and (b) BNY shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the ISDA Form Master Agreement with respect to BNY as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BNY as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

11)

BNY will, unless otherwise directed by the Securities Administrator, make all payments hereunder to the Securities Administrator. Payment made to the Securities Administrator at the account specified herein or to another account specified in writing by the Securities Administrator shall satisfy the payment obligations of BNY hereunder to the extent of such payment.

Account Details and

Settlement Information:

Payments to BNY:

The Bank of New York

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attention: Renee Etheart

ABA #021000018

Account #890-0068-175

Reference: Interest Rate Caps

Payments to Counterparty:

Wells Fargo Bank, N.A.

San Francisco, CA

ABA #121-000-248

Acct# 3970771416

Acct Name: Coporate Trust Clearing

FFC: Acct# 17189601, HASCO 2005-NC2 Excess

Reserve

Fund Account

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn: Eugene Chun/Kenny Au-Yeung at 212-804-5818/5837. Once we receive this we will send you two original confirmations for execution.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK

By:    /s/ Renee Etheart

Name: Renee Etheart

Title:   Vice President

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., not in its individual capacity but solely as Securities Administrator on behalf of HSI ASSET SECURITIZATION CORPORATION TRUST 2005-NC2

By:    /s/ Amy Doyle

Name: Amy Doyle

Title:   Vice President

SCHEDULE I

All dates subject to adjustment in accordance with the Following Business Day Convention.

Accrual Start Date	Accrual End Date	Notional Amount in USD	Cap Rate	Ceiling Rate
12/24/2007	1/25/2008	87,135,000.00	7.24000%	11.18000%
1/25/2008	2/25/2008	87,135,000.00	7.75000%	11.18000%
2/25/2008	3/25/2008	87,135,000.00	8.35000%	11.18000%
3/25/2008	4/25/2008	87,135,000.00	7.76000%	11.18000%
4/25/2008	5/25/2008	87,135,000.00	8.07000%	11.18000%
5/25/2008	6/25/2008	87,135,000.00	7.90000%	11.18000%
6/25/2008	7/25/2008	87,135,000.00	8.98000%	11.18000%
7/25/2008	8/25/2008	87,135,000.00	9.24000%	11.18000%
8/25/2008	9/25/2008	87,135,000.00	9.24000%	11.18000%
9/25/2008	10/25/2008	87,135,000.00	9.57000%	11.18000%
10/25/2008	11/25/2008	86,535,340.44	9.26000%	11.19000%
11/25/2008	12/25/2008	81,893,971.47	9.77000%	11.25000%
12/25/2008	1/25/2009	77,418,895.67	10.22000%	11.28000%
1/25/2009	2/25/2009	73,110,167.83	10.80000%	11.29000%
2/25/2009	3/25/2009	68,959,258.31	12.03000%	11.30000%
3/25/2009	4/25/2009	64,955,713.93	10.80000%	11.30000%
4/25/2009	5/25/2009	61,094,316.96	11.20000%	11.29000%
5/25/2009	6/25/2009	57,370,106.46	10.89000%	11.29000%